Pacer Industrial Real Estate ETF
Schedule of Investments
July 31, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - COMMON - 96.5%	Shares	Value
Real Estate - 96.5%(a)
Big Yellow Group PLC	110,120	$1,361,230
Centuria Industrial REIT	308,545	630,550
CubeSmart	130,452	5,075,887
Dream Industrial Real Estate Investment Trust	166,601	1,385,135
EastGroup Properties, Inc.	30,686	5,009,183
ESR-REIT	345,915	735,309
Extra Space Storage, Inc.	124,926	16,785,057
First Industrial Realty Trust, Inc.	77,427	3,772,243
GLP J-Reit	2,696	2,367,045
Granite Real Estate Investment Trust	35,992	1,898,568
Lexington Realty Trust	172,019	1,334,867
LondonMetric Property PLC	1,314,068	3,314,671
Mapletree Industrial Trust	1,207,489	1,887,864
Mapletree Logistics Trust	1,989,526	1,777,457
National Storage Affiliates Trust (b)	41,442	1,220,881
National Storage REIT	746,204	1,150,913
Prologis, Inc.	174,201	18,601,183
Public Storage	63,366	17,231,750
Rexford Industrial Realty, Inc.	139,488	5,095,497
Safestore Holdings PLC	125,694	1,117,999
Segro PLC	597,402	5,107,740
STAG Industrial, Inc. (b)	109,883	3,772,283
Terreno Realty Corp. (b)	59,975	3,328,013
Tritax Big Box REIT PLC	1,306,210	2,437,500
Warehouses De Pauw CVA	107,909	2,526,953
WP Carey, Inc.	88,562	5,682,138
		114,607,916
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $129,671,296)		114,607,916

COMMON STOCKS - 3.2%
Real Estate - 3.2%
Catena AB	25,080	1,134,963
Sagax AB - Class B	125,954	2,671,099
		3,806,062
TOTAL COMMON STOCKS (Cost $3,784,808)		3,806,062

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58% (c)	5,634,145	5,634,145
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,634,145)		5,634,145

TOTAL INVESTMENTS - 104.4% (Cost $139,090,249)		124,048,123
Liabilities in Excess of Other Assets - (4.4)%		(5,241,688)
TOTAL NET ASSETS - 100.0%		$118,806,435
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $5,384,256.
(c)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer Industrial Real Estate ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Real Estate Investment Trusts - Common	$114,607,916	$–	$–	$114,607,916
Common Stocks	3,806,062	–	–	3,806,062
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,634,145
Total Investments	$118,413,978	$–	$–	$124,048,123

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,634,145 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.